UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2012

Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25 Park Street, Rockville, CT	06066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2012, Rockville Financial, Inc. (the “Company”) and Rockville Bank (the “Bank) amended and restated the employment agreements of each of “Named Executive Officers” Mark A. Kucia, John T. Lund, Marino J. Santarelli and Richard J. Trachimowicz, effective January 1, 2012. The agreements were amended and restated to extend the term of each of the agreements until December 31, 2012, subject to potential annual extensions (Rockville Financial, Inc.’s standard practice for the one-year contracts), and to:

•	amend the definition of cause to conform it to the definition found in the employment agreement for the Chief Executive Officer.

•

amend the definition of good reason to eliminate the provision that allows an executive to claim good reason termination if he was assigned duties materially inconsistent or adverse to his position and status. The change is protective of the Bank because it eliminates the risk of a dispute over whether a change is “material” and it provides flexibility to assign an executive new duties. The amendment also removes the good reason provision for a “material reduction” in pay and replaces it with a set 15% standard. Additionally, the amendment eliminates the good reason provision for the relocation of an executive’s principal place of employment.

•	remove the provisions providing for the payment of legal costs and fees by the Bank in disputes over the employment agreement.

•

amend the provision dealing with offices and duties to provide that an executive shall perform such duties as the Chief Executive Officer determines are necessary based on the business needs of the Company and the Bank, allowing for the assignment of different duties to its executives.

The Employment Agreements as amended and restated of Mark A. Kucia, John T. Lund, Marino J. Santarelli, and Richard J. Trachimowicz are included as Exhibits 10.12.1, 10.2, 10.13 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Similar extensions and amendments were made to other executives’ contracts.

ITEM 9.01 Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

Number	Description

Exhibit 10.2	Employment Agreement as amended and restated by and among Rockville Financial, Inc., Rockville Bank and John T. Lund, effective January 9, 2012 (replaces former Exhibits 10.2 and 10.2.2).

Exhibit 10.4	Employment Agreement as amended and restated by and among Rockville Financial, Inc., Rockville Bank and Richard J. Trachimowicz, effective January 9, 2012 (replaces former Exhibits 10.4, 10.4.1 and 10.4.3).

Exhibit 10.12.1	Employment Agreement as amended and restated by and among Rockville Financial, Inc., Rockville Bank and Mark A. Kucia, effective January 9, 2012 (replaces former Exhibit 10.12.1).

Exhibit 10.13	Employment Agreement as amended and restated by and among Rockville Financial, Inc., Rockville Bank and Marino J. Santarelli, effective January 9, 2012 (replaces former Exhibit 10.13).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2012

ROCKVILLE FINANCIAL, INC. Registrant

By:	/s/ John T. Lund
John T. Lund
Executive Vice President/Chief Financial Officer

Exhibit Index

Number	Description

Exhibit 10.2	Employment Agreement as amended and restated by and among Rockville Financial, Inc., Rockville Bank and John T. Lund, effective January 9, 2012 (replaces former Exhibits 10.2 and 10.2.2).

Exhibit 10.4	Employment Agreement as amended and restated by and among Rockville Financial, Inc., Rockville Bank and Richard J. Trachimowicz, effective January 9, 2012 (replaces former Exhibits 10.4, 10.4.1 and 10.4.3).

Exhibit 10.12.1	Employment Agreement as amended and restated by and among Rockville Financial, Inc., Rockville Bank and Mark A. Kucia, effective January 9, 2012 (replaces former Exhibit 10.12.1).

Exhibit 10.13	Employment Agreement as amended and restated by and among Rockville Financial, Inc., Rockville Bank and Marino J. Santarelli, effective January 9, 2012 (replaces former Exhibit 10.13).